Exhibit 10.2

ASSIGNMENT OF PROMISSORY NOTE

This assignment of promissory note (this “Assignment”) is made as of March 4, 2026 (the “Effective Date”), by and between KPET Ultra Paceline LLC, a Cayman Islands limited liability company (“Assignor”) and KPET Ultra Paceline Unit Holdings LLC, a Cayman Islands limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the holder of that certain Promissory Note, dated October 15, 2025, in the aggregate original principal amount of THREE HUNDRED THOUSAND DOLLARS ($300,000) made by KPET Ultra Paceline Corporation, a Cayman Islands exempted company (“Maker”), a copy of which is attached hereto as Annex A (the “Note”); and

WHEREAS, Assignor desires to assign and transfer, and Assignee desires to accept and assume, the rights, title, interests and obligations of Assignor under the Note;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby specifically acknowledged, Assignor and Assignee hereby mutually agree as follows:

1.	Assignor hereby assigns and transfers unto Assignee all of Assignor’s right, title, interest in, to and under the Note. Assignor hereby represents and warrants that (a) it is the rightful owner of the Note, (b) it has full power and authority to make this assignment, and (c) the assignment described herein is permitted pursuant to the terms of the Note.

2.	This Assignment benefits and binds Assignor, Assignee and their respective successors and assigns. No person, other than Assignor, Assignee and their respective successors and assigns is intended to have any benefit from this Agreement.

3.	Notwithstanding any restrictive legend that may appear on the Note, the parties hereto hereby waive, to the fullest extent permitted by applicable law, any requirement that Assignor, Assignee or Maker deliver, procure or provide an opinion of counsel as a condition to the assignment of the Note pursuant to this Assignment, and the assignment contemplated hereby shall be effective without any such opinion of counsel.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the Effective Date.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW

ASSIGNOR:

KPET ULTRA PACELINE LLC

By:	/s/ Roger Edward Tamraz
Name:	Roger Edward Tamraz
Title:	Managing Member

[Signature Page to Assignment of Promissory Note]

ASSIGNEE:

KPET ULTRA PACELINE UNIT HOLDINGS LLC

By:	KPThree Capital LLC, its managing member

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	Managing Member

[Signature Page to Assignment of Promissory Note]

Annex A

Promissory Note

[Attached.]

Execution Version

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Not to Exceed $300,000	October 15, 2025

FOR VALUE RECEIVED, the undersigned Paceline Solutions Corporation, a Cayman Islands exempted company (“Maker” or the “Company”), whose registered address is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands hereby unconditionally promises to pay to Paceline Solutions LLC, a Cayman Islands limited liability company (“Payee”), at Payee’s office at 515 West 41st Street, #1157, Sioux Falls, South Dakota, 57105 (or such other address specified by Payee to Maker), the sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this note (this “Note”), in legal and lawful money of the United States of America.

Payee may make advances to Maker from time to time under this Note; provided, however, that notwithstanding anything to the contrary herein, at no time shall the aggregate of all advances and re-advances outstanding under this Note exceed $300,000.

This is a non-interest bearing Note.

The entire unpaid principal balance of this Note shall be due and payable upon the earlier of (x) the date that is 180 days following the date hereof and (y) the consummation of an initial public offering of the Company’s securities.

If payment of this Note or any installment of this Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes.

THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK.

Service of any notice by Maker to Payee or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

EXECUTED AND AGREED as of the date first above written.

PACELINE SOLUTIONS CORPORATION,
a Cayman Islands exempted company

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	Chief Executive Officer

[Signature Page to Promissory Note]

3